                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    DECEMBER 5, 1997
                                                  ----------------------


                  Realmark Property Investors Limited Partnership V
---------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)




     Delaware                     0-22706                  16-1275925
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(State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of                                       Identification Number)
incorporation)



2350 North Forest Road, Getzville, New York                  14068
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (716) 636-9090
                                                   ------------------

____________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On November 24, 1997, limited partners of Realmark Property Investors Limited Partnership V, a Delaware limited partnership ("Realmark"), holding a majority of the outstanding units of limited partnership interest of Realmark ("Units") approved the proposal ("Proposal") set forth in a consent solicitation statement dated November 4, 1997 (the "Consent Solicitation Statement"). The Proposal authorized the sale (the "Sale") of five of Realmark's residential properties (the "Properties") to US Apartments, LLC, a Delaware limited liability company (the "Purchaser"), pursuant to the terms of an Asset Purchase Agreement by and between Realmark and the Purchaser (the "Agreement") and authorized the execution of an amendment to the Amended and Restated Limited Partnership Agreement of Realmark to permit the Sale.


    As a result of the approval, the parties to the Sale executed the Agreement on November 25, 1997 and on December 5, 1997 consummated the Sale of the Properties which are known as Wayne Estates Apartments, O'Hara Apartments, The Fountains Apartments, Jackson Park Apartments and Williamsburg North Apartments. In connection with the Sale, all of the membership interests of five New York limited liability companies, each of which owned one of the five Properties, were transferred by Realmark to the Purchaser. The Purchaser is a wholly-owned affiliate of Joseph M. Jayson, the individual general partner and controlling stockholder of the corporate general partner of Realmark. The aggregate purchase price of the Properties was $16,107,000, subject to certain adjustments. The purchase price was paid by the assumption by the Purchaser of the outstanding mortgage indebtedness on the Properties with the balance paid in cash which, after adjustments pursuant to the Agreement, equaled approximately $1,801,000. The mortgage indebtedness on the Properties had recently been increased pursuant to the terms of the existing mortgages and at the time of the Sale was $14,044,032. The General Partners anticipate distributing approximately $171 per Unit to Limited Partners from such financing, from the net proceeds of the Sale and from other sources.

    The purchase price of the Properties was based on a number of factors, including the preceding twelve months net operating income from the Properties, and the condition and location of the Properties. In connection with the Sale, Realmark received a fairness opinion from a financial advisor to Realmark, Houlihan Valuation Advisors ("HVA"), that the Sale was fair, from a financial point of view, to Realmark and the Limited Partners. A copy of the fairness opinion was attached to the Consent Solicitation Statement as Appendix III.

    Following the termination of the solicitation period, the General Partners received an indication of interest for the Properties from a third party. Although the solicitation period had terminated, the General Partners decided to consider the indication of interest to determine if it was in the best interests of Realmark and the Limited Partners to pursue the indication of interest, in lieu of consummating the Sale. After due consideration and obtaining a confirmation of the fairness opinion from HVA, the General Partners determined that it was in the best interests of Realmark and the Limited Partners to consummate the Sale.

    The information set forth above is qualified in its entirety by reference to (i) the Asset Purchase Agreement, a copy of which is attached hereto as
EXHIBIT 10.1, and (ii) the Consent Solicitation Statement, dated November 4, 1997, incorporated herein by reference as EXHIBIT 20.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

                REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP V
                             PRO FORMA BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)





ASSETS                                                                  Pro forma       Pro forma
                                                   September 30, 1997  Adjustments  September 30, 1997
                                                   ------------------  -----------  ------------------
Property, at cost:
   Land                                               $  2,221,900        (863,650)   $  1,358,250
   Buildings and improvements                           29,977,941     (15,053,124)     14,924,817
   Furniture, fixtures and equipment                     2,430,000      (1,917,500)        512,500
                                                      ------------    ------------    ------------
                                                        34,629,841     (17,834,274)     16,795,567
   Less accumulated depreciation                        13,089,965      (7,362,571)      5,727,394
                                                      ------------    ------------    ------------
     Property, net                                      21,539,876     (10,471,703)     11,068,173

Investments in real estate joint ventures                1,643,752            --         1,643,752

Investment in land                                         373,282            --           373,282

Cash                                                     1,536,185        (989,953)        546,250
Accounts receivable, net of allowance for doubtful
   accounts of $711,514                                     53,134            --            53,134
Accounts receivable - affiliate                               --              --               --
Mortgage escrow                                          1,788,159      (1,219,465)        568,694
Mortgage costs, net of accumulated amortization
   of $136,399                                             929,327        (627,019)        302,308
Prepaid commissions, net of accumulated amortization
   of $84,027                                              105,911            --           105,911
Other assets                                               114,481          (2,070)        112,411
                                                      ------------    ------------    ------------
        Total Assets                                  $ 28,084,107    $(13,310,192)   $ 14,773,915
                                                      ============    ============    ============

LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Mortgages and notes payable                        $ 24,232,048     (12,687,547)   $ 11,544,501
   Accounts payable and accrued expenses                 1,136,950        (304,470)        832,480
   Accounts payable - affiliates                            43,561            --            43,561
   Accrued interest                                        194,251        (104,282)         89,969
   Security deposits and prepaid rents                     366,494        (221,293)        145,201
                                                      ------------    ------------    ------------
        Total Liabilities                               25,973,304     (13,317,592)     12,655,712
                                                      ------------    ------------    ------------
Partners' (Deficit) Capital:
   General partners                                       (495,042)        135,752        (359,290)
   Limited partners                                      2,605,844        (128,352)      2,477,492
                                                      ------------    ------------    ------------
        Total Partners' Capital                          2,110,803           7,400       2,118,203
                                                      ------------    ------------    ------------
        Total Liabilities and Partners' Capital       $ 28,084,107    $(13,310,192)   $ 14,773,915
                                                      ============    ============    ============

                REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP V
                        PRO FORMA STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 1997
                                   (Unaudited)

                                                                      Nine Months     Pro forma Nine
                                                Nine Months Ended      Pro forma       Months Ended
                                               September 30, 1997     Adjustments   September 30, 1997
                                               ------------------     -----------   ------------------
Income:
   Rental                                          $  4,975,816       (2,879,588)     $  2,096,228
   Interest and other income                            330,245         (124,572)          205,673
                                                   ------------     ------------      ------------
   Total income                                       5,306,061       (3,004,160)        2,301,901
                                                   ------------     ------------      ------------
Expenses:
   Property operations                                2,319,839       (1,116,272)        1,203,567
   Interest                                           1,679,758         (843,272)          836,486
   Depreciation and amortization                      1,327,277         (681,073)          646,204
   Administrative:
     Paid to affiliates                                 442,223         (236,706)          205,517
     Other                                              424,890         (231,649)          193,241
                                                   ------------     ------------      ------------
   Total expenses                                     6,193,987       (3,108,972)        3,085,015
                                                   ------------     ------------      ------------

(Loss) before allocated loss from joint venture        (887,926)        (104,812)         (783,114)

Allocated loss from joint ventures                     (295,824)            --            (295,824)
                                                   ------------     ------------      ------------
Net (loss) before gain from sale(s)                  (1,183,750)        (104,812)       (1,078,938)
                                                   ============     ============      ============
(Loss) per limited partnership unit                $     (54.67)    $      (4.84)     $     (49.83)
                                                   ============     ============      ============
Distributions per limited partnership unit         $       --       $     (36.95)     $      36.95
                                                   ============     ============      ============
Weighted average number of
   limited partnership units
   outstanding                                         21,002.8         21,002.8          21,002.8
                                                   ============     ============      ============

                Realmark Property Investors Limited Partnership V

                   Notes to Unaudited Pro Forma Balance Sheet
                               September 30, 1997


1.    ASSETS

      a)    Property and Depreciation

            The Pro Forma Adjustments column for Land, Buildings and Improvements, and Furniture, fixtures and equipment reflect these assets for Wayne Estates Apartments, O'Hara Apartments, The Fountains Apartments, Jackson Park Apartments and Williamsburg North Apartments. The Pro Forma September 30, 1997 column reflects the assets of the properties remaining in the Partnership. The accumulated depreciation in the Pro Forma Adjustments column reflects the amount attributable to the five residential properties sold. The Pro Forma September 30, 1997 column reflects the accumulated depreciation for the properties remaining in the Partnership after the sale.

            The adjustments made are detailed in Schedule 1.

      b)    Cash

            Cash amounts in the Pro Forma Adjustments column represent (i) the amount of cash (approximately $800,000) that was held in working capital reserves by the Partnership in anticipation of making certain repairs and improvements to the five residential properties which were sold but are no longer be necessary for the Partnership to retain following the sale, and will, therefore be distributed to the Partners and (ii) rental security deposits in the amount of $189,935 for the five properties sold which were transferred to the buyer at closing.

            For pro forma purposes, the cash proceeds from the sale of the five properties are deemed to be immediately distributed to the Partners.

      c)    Mortgage Escrows

            The mortgage escrow amount(s) in the Pro Forma Adjustments column represents the amounts attributable to Wayne Estates Apartments, O'Hara Apartments, The Fountains Apartments, Jackson Park Apartments and Williamsburg North Apartments. The Pro Forma September 30, 1997 column reflects the mortgage escrows for the properties remaining in the Partnership after the sale.

      d)    Mortgage Costs

            Mortgage costs, net of accumulated amortization of $16,194 is the amount attributable to Wayne Estates Apartments, O'Hara Apartments, The Fountains Apartments, Jackson Park Apartments and Williamsburg North Apartments in the Pro Forma Adjustments column. The Pro Forma September 30, 1997 column reflects the mortgage costs, net of accumulated amortization of $120,205 for the properties remaining in the Partnership after the sale.

      e)    Other Assets

            The amount in the Pro Forma Adjustments column at September 30, 1997 for Other assets primarily represents the adjustment for any prepaid expenses attributable to the five residential properties sold.

                Realmark Property Investors Limited Partnership V

                   Notes to Unaudited Pro Forma Balance Sheet
                               September 30, 1997


2.    LIABILITIES AND PARTNERS' (DEFICIT) CAPITAL

      a)    Mortgages and Notes Payable

            The Pro Forma Adjustments column reflects the mortgages attached to the five properties involved in the sale: Wayne Estates Apartments, O'Hara Apartments, Jackson Park Apartments, The Fountains Apartments and Williamsburg North Apartments as of September 30, 1997. The mortgages were assumed as part of the sale. The Pro Forma
            September 30, 1997 column reflects the mortgages and notes payable for the properties that remain in the Partnership after the sale.

      b)    Accounts Payable and Accrued Expenses

            Accounts payable and accrued expenses in the Pro Forma Adjustments column represents the estimated accrued real estate tax closing adjustment for the five properties sold.

      c)    Accrued Interest

            Accrued interest in the Pro Forma Adjustments column represents the estimated closing adjustment for the five properties sold.

      d)    Security Deposits and Prepaid Rents

            The Pro forma Adjustments column reflects the security deposits and prepaid rents for Wayne Estates Apartments, O'Hara Apartments, Jackson Park Apartments, The Fountains Apartments, and Williamsburg North Apartments as of September 30, 1997. The Pro forma September 30, 1997 column reflects the security deposits and prepaid rents for the five properties that remain in the Partnership after the sale.

      e)    Partners' (Deficit) Capital

            Partners' (Deficit) Capital in the Pro Forma Adjustments column represents the following: the gain attributable to the sale of the five properties of $5,152,087; less the distributions from the net sales proceeds and other sources of $4,517,668 and the write off of mortgage acquisition costs of $627,019. These items are not reflected in the operations reported on the Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 1997.

                                                                      SCHEDULE 1


                REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP V

                 PROFORMA ADJUSTMENTS FOR PROPERTY AND EQUIPMENT
                               SEPTEMBER 30, 1997

                                        WAYNE                    THE       JACKSON   WILLIAMSBURG
                                       ESTATES      O'HARA    FOUNTAINS      PARK       NORTH
                                      APARTMENTS  APARTMENTS  APARTMENTS  APARTMENTS  APARTMENTS      TOTAL
                                      ----------  ----------  ----------  ---------- ------------     -----
Property, at cost:
  Land                                   175,000     100,000     247,400     180,000     161,250      863,650
  Buildings and improvements           3,574,572   2,259,533   4,649,703   1,624,393   2,944,923   15,053,124
  Furniture, fixtures and equipment      395,000     250,000     537,500     255,000     480,000    1,917,500
                                       ---------   ---------   ---------   ---------   ---------   ----------
                                       4,144,572   2,609,533   5,434,603   2,059,393   3,586,173   17,834,274
  Less accumulated depreciation        1,619,659   1,032,044   2,333,999     758,413   1,618,456    7,362,571
                                       ---------   ---------   ---------   ---------   ---------   ----------
      Property, net                    2,524,913   1,577,489   3,100,604   1,300,980   1,967,717   10,471,703
                                       =========   =========   =========   =========   =========   ==========

    (c)  EXHIBITS.

         10.1. Asset Purchase Agreement by and between Realmark and US Apartments, LLC, dated November 25, 1997. (*)


         20.1.     Consent Solicitation Statement dated November 4, 1997. (1)






_____________________
*   Filed herewith.

(1) Incorporated herein by reference. Filed with the Securities and Exchange Commission on November 4, 1997.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             REALMARK PROPERTY INVESTORS
                               LIMITED PARTNERSHIP V


Date: December 9, 1997       By: /s/ Joseph M. Jayson
                                ---------------------
                             Joseph M. Jayson,
                             a General Partner

                                    EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION

    10.1. Asset Purchase Agreement, dated November 25, 1997, by and between Realmark and US Apartments, LLC. (*)

    20.1.          Consent Solicitation Statement dated November 4, 1997. (1)





___________________________

*   Filed herewith.

(1) Incorporated herein by reference. Filed with the Securities and Exchange Commission on November 4, 1997.